Florida International University

Duke University

University of Kentucky

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Wichita State University

EdR®
50 YEARS

University of Minnesota

SUPPLEMENTAL FINANCIAL INFORMATION

Q3• 2014

TABLE OF CONTENTS

Financial Highlights 1

Balance Sheet 2

Operating Results 3

Funds from Operations 4

Community Operating Results 5

Same-Community Expenses by Category 6

Community Statistics 7

Same-Community Statistics 8

Leasing Results Summary 9

Same-Community Leasing Results by Region and Distance 10

New Supply and Enrollment-EdR Markets 11

Owned Development Summary-Recent Deliveries 14

Owned Development Summary-Active Projects 15

Third-Party Development Summary 16

Capital Structure 17

Community Listing-Owned 18

Investor Relations 19

Definitions 20

Safe Harbor Statement 21

EdR 50 YEARS

Celebrating with Team EdR

With all 14 buildings in nine development projects opening on time and on budget, EdR teams are all smiles at various grand openings across the U.S.

EdR also celebrated another industry-leading leasing season. EdR's same-community portfolio opened the 2014/2015 lease term 96.3% occupied compared to an opening occupancy of 94.3% in the prior year. In addition, same-community net rental rates increased 2.0% over the prior year.

We focus on providing excellent customer service and amenities, improving processes, and maintaining a strong portfolio of high-quality communities to create value for our shareholders.

EdR's financial capacity is an important part of our success. But our people, processes and experience are paramount to producing successful, industry-leading results year after year. As we forge ahead to our 51st year, EdR has a strong foundation for even greater success.

FINANCIAL HIGHLIGHTS

(Amounts in thousands, except per share data, unaudited)

OPERATING DATA:
	Three months ended September 30,						Nine months ended September 30,
	2014		2013		$ Chg	% Chg	2014	2013	$ Chg	% Chg

Same-community revenue	$30,394		$29,358		$1,036	3.5%	$97,645	$94,772	$2,873	3.0%
Total community revenue	47,657		39,550		8,107	20.5%	144,677	116,338	28,339	24.4%
Total revenue	54,704		43,469		11,235	25.8%	159,289	129,178	30,111	23.3%

Same-community net operating income	12,445		11,923		522	4.4%	50,737	49,356	1,381	2.8%
Total community net operating income	20,737		15,703		5,034	32.1%	74,615	56,908	17,707	31.1%
Total operating income	1,765		705		1,060	150.4%	6,427	11,511	(5,084)	(44.2)%

Net income (loss)	21,400		(4,462)		25,862	NM	24,658	2,679	21,979	820.4%
Per share - basic and diluted	$0.15		$(0.04)		$0.19	NM	$0.20	$0.02	$0.18	900.0%

Funds from operations (FFO)	20,359		7,061		13,298	188.3%	52,696	33,506	19,190	57.3%
Per weighted average share/unit (1)	$0.14		$0.06		$0.08	133.3%	$0.42	$0.29	$0.13	44.8%

Core funds from operations (Core FFO)	14,840		8,719		6,121	70.2%	51,465	39,629	11,836	29.9%
Per weighted average share/unit (1)	$0.11		$0.08		$0.03	37.5%	$0.41	$0.34	$0.07	20.6%

BALANCE SHEET DATA:
	9/30/2014		12/31/2013
Debt to gross assets	36.0%		42.8%
Net debt to enterprise value	32.6%		42.5%
Interest coverage ratio (TTM)	4.9	x	4.6	x
Net debt to EBITDA - Adjusted (TTM)	5.2	x	6.3	x

(1) FFO and Core FFO per share/unit were computed using weighted average shares and units outstanding, regardless of their dilutive impact. See page 4 for a detailed calculation.

THIRD QUARTER 2014	1

BALANCE SHEET

(Amount in thousands, except share and per share data)	September 30, 2014	December 31, 2013
Assets	(unaudited)
Collegiate housing properties, net (1)	$1,619,531	$1,388,885
Collegiate housing properties - held for sale, net (1)	27,834	—
Assets under development	69,635	116,787
Cash and cash equivalents	18,422	22,073
Restricted cash	13,482	12,253
Other assets	64,000	70,567
Total assets	$1,812,904	$1,610,565

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium	$336,114	$422,681
Unsecured revolving credit facility	210,000	356,900
Unsecured term loan	187,500	—
Accounts payable and accrued expenses	70,133	67,646
Deferred revenue	25,517	23,498
Total liabilities	829,264	870,725

Commitments and contingencies	—	—

Redeemable noncontrolling interests	12,052	9,871

Equity:
EdR stockholders' equity:
Common stock, $0.01 par value per share, 200,000,000 shares authorized, 142,402,758 and 114,740,155 shares issued and outstanding as of September 30, 2014 and December 31, 2013, respectively	1,424	1,148
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized, no shares issued and outstanding	—	—
Additional paid-in capital	1,033,860	813,540
Accumulated deficit	(64,306)	(88,964)
Accumulated other comprehensive loss	(2,414)	—
Total EdR stockholders' equity	968,564	725,724
Noncontrolling interests	3,024	4,245
Total equity	971,588	729,969

Total liabilities and equity	$1,812,904	$1,610,565

(1) Amount is net of accumulated depreciation of $220,695 and $204,181 as of September 30, 2014 and December 31, 2013, respectively. Of this amount for September 30, 2014, $12,953 relates to collegiate housing properties held for sale.

THIRD QUARTER 2014	2

OPERATING RESULTS

(Amounts in thousands, except per share data, unaudited)	Three months ended September 30,			Nine months ended September 30,
	2014	2013	$ Change	2014	2013	$ Change
Revenues:
Collegiate housing leasing revenue	$47,657	$39,550	$8,107	$144,677	$116,338	$28,339
Third-party development services	3,705	839	2,866	5,264	1,989	3,275
Third-party management services	1,052	918	134	2,856	2,710	146
Operating expense reimbursements	2,290	2,162	128	6,492	8,141	(1,649)
Total revenues	54,704	43,469	11,235	159,289	129,178	30,111
Operating expenses:
Collegiate housing leasing operations	26,920	23,847	3,073	70,062	59,430	10,632
Development and management services	2,337	1,826	511	6,964	5,224	1,740
General and administrative	2,358	1,628	730	6,147	5,344	803
Development pursuit, acquisition costs and severance	1,064	81	983	1,373	349	1,024
Depreciation and amortization	14,688	11,387	3,301	42,928	33,548	9,380
Ground lease expense	2,329	1,833	496	6,162	5,631	531
Loss on impairment of collegiate housing properties	953	—	953	12,734	—	12,734
Reimbursable operating expenses	2,290	2,162	128	6,492	8,141	(1,649)
Total operating expenses	52,939	42,764	10,175	152,862	117,667	35,195
Operating income (loss)	1,765	705	1,060	6,427	11,511	(5,084)
Nonoperating (income) expenses:
Interest expense	4,508	4,569	(61)	15,076	12,478	2,598
Amortization of deferred financing costs	516	438	78	1,533	1,268	265
Interest and other nonoperating income	(9,527)	(129)	(9,398)	(9,638)	(372)	(9,266)
Gain on insurance settlement	(8,133)	—	(8,133)	(8,133)	—	(8,133)
Loss on extinguishment of debt	243	—	243	892	—	892
Total nonoperating (income) expenses	(12,393)	4,878	(17,271)	(270)	13,374	(13,644)
Income (loss) before equity in earnings (losses) of unconsolidated entities, income taxes, discontinued operations and gain on sale of collegiate housing communities	14,158	(4,173)	18,331	6,697	(1,863)	8,560
Equity in earnings (losses) of unconsolidated entities	(236)	(61)	(175)	(370)	(102)	(268)
Income (loss) before income taxes, discontinued operations, and gain on sale of collegiate housing properties	13,922	(4,234)	18,156	6,327	(1,965)	8,292
Income tax (benefit) expense	910	(32)	942	598	(269)	867
Income (loss) from continuing operations	13,012	(4,202)	17,214	5,729	(1,696)	7,425
Income (loss) from discontinued operations	—	(280)	280	—	4,381	(4,381)
Income (loss) before gain on sale of collegiate housing communities	13,012	(4,482)	17,494	5,729	2,685	3,044
Gain on sale of collegiate housing communities	8,421	—	8,421	19,322	—	19,322
Net income (loss)	21,433	(4,482)	25,915	25,051	2,685	22,366
Less: Net income (loss) attributable to the noncontrolling interests	33	(20)	53	393	6	387
Net income (loss) attributable to EdR	$21,400	$(4,462)	$25,862	$24,658	$2,679	$21,979

Other comprehensive income (loss):
Gain (loss) on cash flow hedging derivatives	1,343	—	1,343	(2,414)	—	(2,414)
Comprehensive income (loss)	$22,743	$(4,462)	$27,205	$22,244	$2,679	$19,565

Earnings per share information:
Net income (loss) attributable to EdR common stockholders per share – basic and diluted	$0.15	$(0.04)	$0.19	$0.20	$0.02	$0.18
Weighted average shares of common stock outstanding – basic	140,301	114,813		124,019	114,302
Weighted average shares of common stock outstanding – diluted	141,339	114,813		125,057	115,339

THIRD QUARTER 2014	3

FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data, unaudited)

	Three months ended September 30,			Nine months ended September 30,
	2014	2013	$ Change	2014	2013	$ Change
Net income (loss) attributable to EdR	$21,400	$(4,462)	$25,862	$24,658	$2,679	$21,979

Gain on sale of collegiate housing assets (1)	(8,421)	—	(8,421)	(19,322)	(3,895)	(15,427)
Gain on insurance settlement (2)	(8,133)	—	(8,133)	(8,133)	—	(8,133)
Impairment losses	953	—	953	12,734	—	12,734
Real estate related depreciation and amortization	14,444	11,548	2,896	42,365	34,580	7,785
Equity portion of real estate depreciation and amortization on equity investees	45	48	(3)	144	144	—
Noncontrolling interests	71	(73)	144	250	(2)	252
Funds from operations ("FFO")	20,359	7,061	13,298	52,696	33,506	19,190

FFO adjustments:
Loss on extinguishment of debt	243	—	243	892	—	892
Acquisition costs	1,034	(19)	1,053	1,058	280	778
Severance costs, net of tax	29	—	29	314	—	314
Straight-line adjustment for ground leases (3)	1,209	1,217	(8)	3,634	4,024	(390)
FFO adjustments:	2,515	1,198	1,317	5,898	4,304	1,594

FFO on Participating Developments:(4)
Interest on loan to Participating Development	(6,486)	460	(6,946)	(5,581)	1,365	(6,946)
Development fees on Participating Development, net of costs and taxes	(1,548)	—	(1,548)	(1,548)	454	(2,002)
FFO on Participating Developments	(8,034)	460	(8,494)	(7,129)	1,819	(8,948)

Core funds from operations ("Core FFO")	$14,840	$8,719	$6,121	$51,465	$39,629	$11,836

FFO per weighted average share/unit (5)	$0.14	$0.06	$0.08	$0.42	$0.29	$0.13
Core FFO per weighted average share/unit (5)	$0.11	$0.08	$0.03	$0.41	$0.34	$0.07

Weighted average shares/units (5)	141,339	115,850	25,489	125,057	115,339	9,718

(1)  The gain on sale of collegiate housing assets in 2013 is included in discontinued operations and the gain recognized in 2014 is included as gain on sale of collegiate housing communities on the Condensed Consolidated Statements of Comprehensive Income.

(2) Represents gain on insurance settlement at 3949 Lindell. The Community was damaged by fire in July 2012. All claims were settled during the three months ended September 30, 2014, at which time the gain was recognized.

(3)  Represents the straight-line rent expense adjustment required by GAAP related to ground leases. As ground lease terms range from 40 to 99 years, the adjustment to straight-line these agreements becomes material to our operating results, distorting the economic results of the communities.

(4)  On July 1, 2014, the owner of the participating development at Johns Hopkins successfully closed on permanent financing for the community and repaid in-full their construction loan as well as the $18.0 million mezzanine investment made by EdR. As a result of the repayment of the mezzanine investment, the Company recognized $6.5 million of interest income and $1.5 million of development fees, net of costs and taxes, in the quarter that had previously been received from the owner but deferred for GAAP purposes. Since the previously deferred amounts were added to Core FFO in prior periods when the fees would have been earned, they have been removed from Core FFO for the quarter. The adjustment for interest income for the nine months ended September 30, 2014, is $0.9 million less, which reflects the interest income earned in the first six months of 2014 that should flow through to Core FFO.

(5) FFO and Core FFO per weighted average share/unit were computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

THIRD QUARTER 2014	4

COMMUNITY OPERATING RESULTS

(Amounts in thousands, unaudited)

	Three months ended September 30,				Nine months ended September 30,
	2014	2013	$ Change	% Change	2014	2013	$ Change	% Change
Revenues
Same-communities	$30,394	$29,358	$1,036	3.5%	$97,645	$94,772	$2,873	3.0%
New-communities (1)	15,923	6,077	9,846	NM	38,811	8,905	29,906	NM
Other-communities (3)	1,340	4,115	(2,775)	NM	8,221	12,661	(4,440)	NM
Total revenues	47,657	39,550	8,107	20.5%	144,677	116,338	28,339	24.4%

Operating expenses (2)
Same-communities	17,949	17,435	514	2.9%	46,908	45,416	1,492	3.3%
New-communities (1)	7,761	3,117	4,644	NM	17,984	5,954	12,030	NM
Other-communities (3)	1,210	3,295	(2,085)	NM	5,170	8,060	(2,890)	NM
Total operating expenses	26,920	23,847	3,073	12.9%	70,062	59,430	10,632	17.9%

Net operating income
Same-communities	12,445	11,923	522	4.4%	50,737	49,356	1,381	2.8%
New-communities (1)	8,162	2,960	5,202	NM	20,827	2,951	17,876	NM
Other-communities (3)	130	820	(690)	NM	3,051	4,601	(1,550)	NM
Total net operating income	$20,737	$15,703	$5,034	32.1%	$74,615	$56,908	$17,707	31.1%

(1) See page 18 of this supplement for a listing of which communities are categorized as same-communities and which are new-communities.
(2) Represents community level operating expenses, excluding management fees, depreciation, amortization, ground lease expense and impairment charges, plus regional and other corporate costs of supporting the communities.

(3) Effective January 1, 2014, the Trust adopted the new accounting guidance relating to the reporting of discontinued operations. It is anticipated that the Trust's one-off property dispositions will no longer qualify as discontinued operations. This category represents the operating results of communities sold prior to their disposition and the operating results of communities held for sale as of September 30, 2014.

THIRD QUARTER 2014	5

SAME-COMMUNITY EXPENSES BY CATEGORY

(Amounts in thousands, except bed and per-bed data, unaudited)
	Three months ended September 30, 2014			Three months ended September 30, 2013
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	$ Change	% Change
Utilities (1)	$4,512	$235	25%	$4,493	$234	$19	0.4%
On-Site Payroll	2,866	150	16%	2,769	144	97	3.5%
General & Administrative (2)	2,741	143	15%	2,853	149	(112)	(3.9)%
Maintenance & Repairs (3)	3,762	196	21%	3,590	187	172	4.8%
Marketing	760	40	4%	767	40	(7)	(0.9)%
Total Direct Operating Expenses	$14,641	$764	82%	$14,472	$754	$169	1.2%

Real Estate Taxes	2,871	150	16%	2,509	131	362	14.4%
Insurance	437	23	2%	454	24	(17)	(3.7)%
Total Fixed Operating Expenses	$3,308	$173	18%	$2,963	$155	$345	11.6%
Total Property Operating Expenses	$17,949	$937	100%	$17,435	$909	$514	2.9%

	Nine months ended September 30, 2014			Nine months ended September 30, 2013
	Amount	Per Bed	% of Total Operating Expenses	Amount	Per Bed	$ Change	% Change
Utilities (1)	$13,001	$678	28%	$12,641	660	360	2.8%
On-Site Payroll	8,190	427	17%	7,900	412	290	3.7%
General & Administrative (2)	7,567	395	16%	7,717	403	(150)	(1.9)%
Maintenance & Repairs (3)	5,668	296	12%	5,557	290	111	2.0%
Marketing	2,284	119	5%	2,351	123	(67)	(2.8)%
Total Direct Operating Expenses	$36,710	$1,915	78%	$36,166	$1,888	$544	1.5%

Real Estate Taxes	8,888	464	19%	7,867	410	1,021	13.0%
Insurance	1,310	68	3%	1,383	72	(73)	(5.3)%
Total Fixed Operating Expenses	$10,198	$532	22%	$9,250	$483	$948	10.2%
Total Property Operating Expenses	$46,908	$2,447	100%	$45,416	$2,371	$1,492	3.3%

Same-community beds	19,165

(1) Represents gross costs before recoveries and includes student amenities such as internet.
(2) Includes property-level general and administrative cost, dining and retail costs as well as regional and other corporate costs of supporting the communities.
(3) Includes general maintenance costs, grounds and landscaping, turn costs and life safety costs.

THIRD QUARTER 2014	6

COMMUNITY STATISTICS

	Three months ended September 30,				Nine months ended September 30,
	2014	2013	Change		2014	2013	Change

Occupancy
Physical	89.8%	88.9%	90	bps	90.1%	89.3%	80	bps
Economic	75.6%	75.7%	(10)	bps	84.1%	83.1%	100	bps

NarPAB	$514	$453	13.5%		$546	$489	11.7%
Other income per avail. bed	$54	$53	1.9%		$44	$44	—%
RevPAB	$568	$506	12.3%		$590	$533	10.7%

Operating expense per bed	$321	$305	5.2%		$286	$272	5.1%

Operating margin	43.5%	39.7%	380	bps	51.6%	48.9%	270	bps

Design Beds	83,876	78,232	7.2%		245,048	218,166	12.3%

NOTE: Operating statistics for the prior year exclude communities classified as discontinued operations. Effective January 1, 2014, the Trust adopted the new accounting guidance relating to the reporting of discontinued operations. It is anticipated that the Trust's one-off property dispositions will no longer quality as discontinued operations.

THIRD QUARTER 2014	7

SAME-COMMUNITY STATISTICS

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	Change		2014	2013	Change

Occupancy
Physical	89.1%	89.0%	10	bps	90.0%	89.9%	10	bps
Economic	76.1%	74.9%	120	bps	84.8%	83.3%	150	bps

NarPAB	$476	$462	3.0%		$524	$509	2.9%
Other income per avail. bed	$53	$49	8.2%		$42	$40	5.0%
RevPAB	$529	$511	3.5%		$566	$549	3.1%

Operating expense per bed	$312	$303	2.9%		$272	$263	3.3%

Operating margin	40.9%	40.6%	30	bps	52.0%	52.1%	(10)	bps

Design Beds (1)	57,495	57,495	—%		172,485	172,485	—%

(1) In June 2013 we converted 64 historically double occupancy rooms at University Towers to single occupancy. This reduced design beds by 64 beds. In August, we reconfigured rooms at the Berk reducing design beds by 2. As these changes did not impact occupied beds they were made to the prior year design beds so that information between periods is comparable.

THIRD QUARTER 2014	8

LEASING RESULTS SUMMARY

			Opening Occupancy
	Design Beds	% of NOI	2014	2013	Ahead/(Behind)	Opening Rate Growth

Same-Communities - by Tier
Prior Year Occupancy Below 90% (Tier 1)	3,597	12.5%	91.8%	81.7%	10.1%	(0.4)%
Prior Year Occupancy 90% to 94.9% (Tier 2)	5,992	27.3%	95.5%	92.3%	3.2%	1.3%
Prior Year Occupancy 95% to 97.9% (Tier 3)	5,514	21.6%	95.6%	96.4%	(0.8)%	2.6%
Prior Year Occupancy 98% and Above (Tier 4)	8,356	38.6%	99.3%	99.9%	(0.6)%	3.1%
Total Same-Communities (1)	23,459	100.0%	96.3%	94.3%	2.0%	2.0%
Total New-Communities (1)	5,405		96.1%
Total Communities	28,864		96.3%

Fall 2014 and Spring 2015 Revenue Growth(1):

Based on different portfolio mix for supplemental financial reporting purposes and absent other quarterly leasing fluctuations, the above leasing results are expected to equate to same-community revenue growth of just under 3% for the fourth quarter of 2014 and approximately 4% for the first and second quarters of 2015 on a supplemental financial reporting basis.

(1) The same-community designation for leasing purposes is different than for supplemental financial reporting purposes. A community is considered same-community for leasing when the Company has managed the leasing process for at least two leasing cycles, including the Fall 2014 lease cycle. Same-communities above include those listed on page 18 of 19,165 plus the properties denoted with a (1), representing 3,292 beds, that are considered same-community for leasing purposes. In addition, included in same-communities above are 1,002 beds for The Pointe at South Florida, which was included in our portfolio at the time leasing results were announced, but has subsequently sold. This community is not presented in the community listing page on page 18. New-communities include new communities listed on page 18 that are denoted with a (2) for a total of 5,405 beds.

THIRD QUARTER 2014	9

SAME-COMMUNITY LEASING RESULTS BY REGION AND DISTANCE

			Opening Occupancy
	Design Beds	% of NOI	2014	2013	Ahead/(Behind)	Opening Rate Growth

Same-Communities - by Region (1)
Mid-Atlantic	4,724	28.8%	98.3%	97.2%	1.1%	1.7%
Midwest	2,636	8.9%	93.6%	92.2%	1.4%	2.8%
North	2,547	10.4%	99.1%	97.0%	2.1%	2.6%
South Central	4,695	21.7%	98.2%	97.4%	0.8%	3.2%
Southeast	6,765	20.6%	94.0%	94.0%	—%	1.5%
West	2,092	9.6%	94.9%	81.5%	13.4%	(0.8)%
Total Same-Communities	23,459	100.0%	96.3%	94.3%	2.0%	2.0%

Same-Communities - by Distance from Campus
0-0.2 miles	13,728	66.6%	96.4%	94.0%	2.4%	1.7%
0.21-0.49 miles	2,144	8.3%	97.1%	91.1%	6.0%	(0.6)%
0.5-0.99 miles	2,006	6.8%	97.5%	96.1%	1.4%	3.5%
1.0-1.99 miles	4,466	15.2%	95.0%	95.5%	(0.5)%	3.1%
2.0 & > miles	1,115	3.1%	96.7%	96.2%	0.5%	1.8%
Total Same-Communities	23,459	100.0%	96.3%	94.3%	2.0%	2.0%

(1) See definition of regions on page 20.

THIRD QUARTER 2014	10

NEW SUPPLY AND ENROLLMENT - EdR MARKETS

New supply expected to slow 15% from 2014 to 2015

EdR Market and Revenue Growth

*Enrollment projection represents the 4-year enrollment CAGR through 2013 for our markets.

THIRD QUARTER 2014	11

OWNED COMMUNITY PROJECTED 2015 NEW SUPPLY AND DEMAND INFORMATION

Owned Community Projected 2015 New Supply and Demand Information by Region

Region (4)	Owned Beds (3)	Percentage of Owned Beds	EdR NOI % (1)	Enrollment Growth 3 Year CAGR - Universities Served	2015 New Supply %	Variance
West	3,227	10%	12%	2.2%	0.5%	1.7%
Mid Atlantic	6,201	20%	25%	0.8%	1.6%	(0.8)%
North	3,707	12%	10%	0.3%	1.5%	(1.2)%
South Central	9,342	30%	33%	1.9%	1.2%	0.7%
Southeast	6,305	20%	14%	1.6%	2.5%	(0.9)%
Midwest	2,636	8%	6%	2.2%	3.2%	(1.0)%
Total	31,418	100%	100%	1.5%	1.6%	(0.1)%

Region (4)	Anticipated 2015 Enrollment Growth (2)	2015 Supply Growth	Variance
West	3,259	882	2,377
Mid Atlantic	1,269	2,721	(1,452)
North	2,031	3,393	(1,362)
South Central	2,671	2,117	554
Southeast	3,553	6,458	(2,905)
Midwest	2,053	3,064	(1,011)
Total	14,836	18,635	(3,799)

NOTE: Schedule represents all markets served by EdR communities and includes all announced 2014 and 2015 developments. Data was obtained from the National Center for Education Statistics, University websites, Axiometrics and local market data.

(1) Includes 2014 and 2015 development deliveries. NOI is based on current 2014 forecasted net operating income with annualization for 2014 developments and acquisitions and proforma NOI for 2015 developments.

(2) Extrapolated from 2013 enrollment statistics from Nation Center of Education Statistics and University websites, using the previous 3-year enrollment growth percentage.
(3) Total Owned Beds reported herein include Total Communities design beds on page 18 of 28,762 plus 1,610 of beds related to the 2015 deliveries at the University of Kentucky, 390 beds for 2015 delivery at the University of Connecticut, and 656 beds for 2015 delivery at the University of Louisville (see page 14).

(4) See definition of regions on page 20.

THIRD QUARTER 2014	12

OWNED COMMUNITY PROJECTED 2015 NEW SUPPLY AND DEMAND INFORMATION

Projected 2015 New Supply Sorted by Percentage Increase

New Supply Growth	University Markets		EdR Bed Count		Pro Forma EdR NOI %(1)
0%	12	31%	7,328	23%	25%
0.1% to 1.0%	7	18%	5,310	17%	15%
1.0% - 3.0%	11	28%	12,758	41%	44%
3.0% - 5.0%	5	13%	3,724	12%	8%
> 5.0%	4	10%	2,298	7%	8%
Total	39	100%	31,418	100%	100%

University Markets with > 5% Increase in 2015 New Supply

University	New Supply Increase	Pro Forma EdR NOI %
University of Louisville	8.4%	2.4%
Saint Louis University	7.3%	1.2%
University of Oklahoma	6.8%	1.2%
University of Alabama	5.8%	2.9%
		7.7%

NOTE: Schedule represents all markets served by EdR communities and includes all announced 2014 developments. Data was obtained from the National Center for Education Statistics, Axiometrics and local market data.

(1) Includes 2014 and 2015 development deliveries. NOI is based on current 2014 forecasted net operating income with annualization for 2014 developments and acquisitions and proforma NOI for 2015 developments.

THIRD QUARTER 2014	13

OWNED DEVELOPMENT SUMMARY - RECENT DELIVERIES

(Amounts in thousands except bed counts)

August 2014 Delivered Communities
Project	Project Type	Bed Count	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost
University of Colorado - The Lotus	Wholly Owned	195	20,830	100%	20,830
University of Kentucky - Haggin Hall	ONE Plan (1)	396	23,802	100%	23,802
University of Kentucky - Champions Court I	ONE Plan (1)	740	45,924	100%	45,924
University of Kentucky - Champions Court II	ONE Plan (1)	427	23,808	100%	23,808
University of Kentucky - Woodland Glen I & II	ONE Plan (1)	818	44,491	100%	44,491
University of Minnesota - The Marshall	Joint Venture (2)	994	94,044	50%	47,022
Duke University - 605 West	Joint Venture	384	46,133	90%	41,520
University of Connecticut - The Oaks on the Square Ph III	Wholly Owned	116	12,819	100%	12,819
Florida International University - 109 Tower	Presale	542	43,500	100%	43,500
Total - August 2014 Delivered Communities		4,612	355,351		303,716

(1) The On-Campus Equity Plan, or The ONE Plan SM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE Plan SM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

(2) This project is not majority owned. As such, it will not be consolidated and we will recognize our portion of profits through equity in earnings on the income statement. Also as a result, the costs to be funded only represent EdR’s remaining required equity contribution.

THIRD QUARTER 2014	14

OWNED DEVELOPMENT SUMMARY - ACTIVE PROJECTS

(Amounts in thousands except bed counts)

Active Projects
Project	Project Type	Bed Count	Estimated Start Date	Anticipated Completion Date	Total Project Development Cost	EdR's Ownership Percentage	EdR's Share of Development Cost	EdR's Share of Development Cost to be Funded
University of Kentucky - Woodland Glen III, IV & V	ONE Plan (1)	1,610	In progress	Summer 2015	101,172	100%	101,172	52,076
University of Georgia - Georgia Heights	Joint Venture (2)	292	In progress	Summer 2015	55,615	50%	27,808	241
University of Connecticut - The Oaks on the Square Ph IV	Wholly Owned	390	In progress	Summer 2015	45,000	100%	45,000	38,690
University of Louisville - The Retreat at Louisville	Joint Venture	656	In Progress	Summer 2015	45,000	75%	33,750	27,008
Total - 2015 Deliveries		2,948			246,787		207,730	118,015

University of Kentucky - Limestone Park I & II	ONE Plan (1)	1,141	In progress	Summer 2016	83,911	100%	83,911	80,960
Total - 2016 Deliveries		1,141			83,911		83,911	80,960
Total Active Projects		4,089			330,698		291,641	198,975

(1) The On-Campus Equity Plan, or The ONE Plan SM, is our equity program for universities, which allows universities to use EdR's equity and financial stability to develop and revitalize campus housing while preserving their credit capacity for other campus projects. The ONE Plan SM offers one service provider and one equity source to universities seeking to modernize on-campus housing to meet the needs of today's students.

(2) This project is not majority owned. As such, it will not be consolidated and we will recognize our portion of profits through equity in earnings on the income statement. Also as a result, the costs to be funded only represent EdR’s remaining required equity contribution.

THIRD QUARTER 2014	15

THIRD-PARTY DEVELOPMENT SUMMARY

(Amounts in thousands except bed counts)

THIRD-PARTY PROJECTS
Completed and Delivered Projects	Bed Count	Project Development Cost	Total Project Fees	Fees Earned Prior Year (1)	Fees Earned Nine Months Ended September 30, 2014 (1)
West Chester University of Pennsylvania Phase II	653	56,639	1,499	934	442
Wichita State University - Shocker Hall	784	60,034	1,902	614	1,736	(2)
	1,437	116,673	3,401	1,548	2,178

Active Projects	Bed Count	Estimated Start Date	Anticipated Completion Date	Project Development Cost	Total Project Fees		Fees Earned Prior Year (1)	Fees Earned Nine Months Ended September 30, 2014 (1)	Remaining Fees to Earn
Clarion University of Pennsylvania	728	Spring 2014	Fall 2015	55,104	2,092		—	471	1,621
East Stroudsburg University - Pennsylvania Ph II	488	Spring 2015	Summer 2016	TBD	TBD		—	—	—
Total	1,216			55,104	2,092		—	471	1,621

NOTE: The initiation and completion of an awarded project that has not begun construction is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

(1) Amount may not tie to third-party development services revenue on the statement of operations as this schedule only includes fees earned on projects that are in progress or recently completed.
(2) Includes cost savings recognized during the nine months ended September 30, 2014 of $600.

THIRD QUARTER 2014	16

CAPITAL STRUCTURE

as of September 30, 2014			Principal Outstanding		Weighted Average Interest Rate	Average Term to Maturity (in years)
(dollars in thousands)

Total Debt to Gross Assets
Debt (1)	$731,920	Fixed Rate - Mortgage Debt (1)	$207,525		5.7%	2.7
Gross Assets (2)	2,033,599	Variable Rate - Mortgage Debt	34,000		2.3%	1.8
Debt to Gross Assets	36.0%	Variable Rate - Construction Debt	92,895		2.3%	0.7
		Fixed Rate - 5 Yr. Unsecured Term Loan (5)	65,000		3.0%	4.3
Net Debt to Enterprise Value		Fixed Rate - 7 Yr. Unsecured Term Loan (5)	122,500		4.0%	6.3
Net Debt (1)	$713,498	Variable Rate - Unsecured Revolving Credit Facility	210,000		1.5%	3.3
Market Equity (3)	1,474,567	Debt (1) / Weighted Average	$731,920		3.35%	3.3
Enterprise Value	$2,188,065	Less Cash	18,422
		Net Debt	$713,498
Net Debt to Enterprise Value	32.6%
		Interest Coverage (TTM)	4.9	x
		Net Debt to EBITDA - Adjusted (TTM) (4)	5.2	x
		Variable Rate Debt to Total Debt	46.0%

Weighted Average Interest Rate of Debt Maturing Each Year (5)
	2014	2015	2016	2017	2018	2019	2020	2021
Fixed Rate Mortgage Loans	—%	—%	5.5%	5.5%	—%	6.0%	6.1%	—%

Total Debt	—%	2.3%	4.6%	5.5%	1.5%	4.4%	5.7%	4.0%

(1) Excludes unamortized debt premium of $1.7 million as of September 30, 2014.
(2) Excludes accumulated depreciation of $220.7 million as of September 30, 2014 including $13.0 million related to held for sale assets.
(3)  Market equity includes 142,402,758 shares of the Company's common stock and 1,037,600 Operating Partnership units and is calculated using $10.28 per share, the closing price of the Company's common stock on September 30, 2014.

(4)  Net Debt to EBITDA - Adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, Net Debt is total debt less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Proforma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions and development assets that are opened as if such had occurred at the beginning of the 12 month period being presented.

(5) The Trust entered into interest rate swaps to effectively fix the interest rate on the term loans. The weighted average interest rates reflect the swapped (fixed) rate plus the current margin.

THIRD QUARTER 2014	17

COMMUNITY LISTING - OWNED

Name	Primary University Served	Acquisition / Development Date	# of Beds	Name	Primary University Served	Acquisition / Development Date	# of Beds
Players Club	Florida State University	Jan ’05	336	Campus Village	Michigan State University	Oct '12	355
The Commons	Florida State University	Jan ’05	732	The Province	Kent State University	Nov '12	596
University Towers	North Carolina State University	Jan ’05	889	The Suites at Overton Park	Texas Tech University	Dec '12	465
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	The Centre at Overton Park	Texas Tech University	Dec '12	400
The Pointe	Pennsylvania State University	Jan ’05	984		Total Same-Communities		19,165
Commons on Kinnear	The Ohio State University	Jan ’05	502
The Lofts	University of Central Florida	Jan ’05	730	The Lotus(2)	University of Colorado, Boulder	Nov '11, Aug '14	235
The Reserve at Athens	University of Georgia	Jan ’05	612	The Oaks on the Square (1)	University of Connecticut	Aug '12, Aug ' 13	503
The Reserve at Columbia	University of Missouri	Jan ’05	676	3949 (1)	Saint Louis University	Aug '13	256
Commons at Knoxville	University of Tennessee	Jan ’05	708	Central Hall I & II (ONE Plan) (1)	University of Kentucky	Aug '13	601
Campus Creek	University of Mississippi	Feb ’05	636	2400 Nueces (ONE Plan) (1)	University of Texas at Austin	Aug '13	655
Campus Lodge	University of Florida	Jun ’05	1,115	Roosevelt Point (1)	Arizona State University - Downtown Phoenix	Aug '13	609
Cape Trails	Southeast Missouri State University	Jan ’06	360	The Retreat at Oxford (1)	University of Mississippi	Aug '13	668
Carrollton Crossing	University of West Georgia	Jan ’06	336	The Retreat at State College(2)	Pennsylvania State University	Sept '13	587
River Pointe	University of West Georgia	Jan ’06	504	The Cottages on Lindberg(2)	Purdue University	Sept '13	745
The Avenue at Southern	Georgia Southern University	Jun ’06	624	The Varsity(2)	University of Michigan	Dec '13	415
The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768	605 West(2)	Duke University	Aug '14	384
University Village on Colvin (ONE Plan)	Syracuse University	Aug '09	432	109 Tower(2)	Florida International University	Aug '14	542
GrandMarc at The Corner	University of Virginia	Oct '10	641	The Oaks on the Square- Ph III(2)	University of Connecticut	Aug '14	116
Wertland Square	University of Virginia	Mar ’11	152	Champions Court II (ONE Plan)(2)	University of Kentucky	Aug '14	427
Jefferson Commons	University of Virginia	Mar ’11	82	Haggin Hall I (ONE Plan)(2)	University of Kentucky	Aug '14	396
The Berk	University of California, Berkeley	May ’11	165	Champions Court II (ONE Plan)(2)	University of Kentucky	Aug '14	740
University Village Towers	University of California, Riverside	Sept '11	554	Woodland Glen I & II (ONE Plan)(2)	University of Kentucky	Aug '14	818
Irish Row	University of Notre Dame	Nov '11	326	The District on Apache	Arizona State University - Tempe	Sept '14	900
GrandMarc at Westberry Place (ONE Plan)	Texas Christian University	Dec '11	562		Total New-Communities		9,597
The Reserve on Stinson	University of Oklahoma	Jan '12	612		Total Owned-Communities		28,762
Campus West (ONE Plan)	Syracuse University	Aug '12	313
East Edge	University of Alabama	Aug '12	774
The Province	East Carolina University	Sept '12	728
The District on 5th	University of Arizona	Oct '12	764

(1) The same-community designation for leasing purposes is different than for financial statement purposes. This community is considered same-community for purposes of leasing, as the Company managed the leasing process for the 2013/2014 and 2014/2015 lease cycles.

(2) These properties are considered new for purposes of leasing, as we did not manage the leasing process for 2013/2014. Opening occupancy for the 2014/2015 lease year is presented on page 9 for these beds (5,405 total new beds).

THIRD QUARTER 2014	18

INVESTOR RELATIONS

Executive Management
Randy Churchey	Chief Executive Officer
Bill Brewer	Chief Financial Officer
Tom Trubiana	Chief Investment Officer
Christine Richards	Chief Operating Officer
J. Drew Koester	Chief Accounting Officer

Corporate Headquarters	Investor Relations
EdR	ICR, LLC
999 South Shady Grove Road, Suite 600	Brad Cohen
Memphis, TN 38120	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #	Email
Bank of America - Merrill	Jana Galan	(646) 855-3081	jana.galan@baml.com
Green Street Advisors	Dave Bragg	(949) 706-8142	dbragg@greenstreetadvisors.com
Hilliard Lyons	Carol Kemple	(502) 588-1839	ckemple@hilliard.com
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293	kford@keybanccm.com
MLV & Co., LLC	Ryan Meliker	(212) 542-5872	rmeliker@mlvco.com
Sandler O'Neill + Partners, L.P.	Alex Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306	rpetrik@stifel.com
UBS Securities	Ross Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wunderlich Securities	Craig Kucera	(540) 277-3366	ckucera@wundernet.com

THIRD QUARTER 2014	19

DEFINITIONS

Design beds
Represents the sum of the monthly design beds in the portfolio during the period.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

FFO
Funds from operations as defined by the National Association of Real Estate Investment Trusts.

GAAP
U.S. generally accepted accounting principles.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Net debt to EBITDA - adjusted

Net debt to EBITDA - adjusted is calculated to normalize the impact of non-producing construction debt. In the calculation, net debt is total debt less cash and excludes non-producing debt related to assets under development at time of calculation. EBITDA is Pro Forma Adjusted EBITDA, which includes proforma adjustments to reflect all acquisitions and development assets that are opened as if such had occurred at the beginning of the 12 month period being presented.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Other income per available bed

Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months. Other income includes service/application fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Regional Definitions

Regions are defined as follows: Mid-Atlantic: North Carolina, Pennsylvania, Connecticut, New York, Virginia; Midwest: Oklahoma, Missouri; North: Michigan, Ohio, Indiana, Illinois; South Central: Texas, Tennessee, Mississippi, Kentucky; Southeast: Florida, Alabama, Georgia; West: Arizona, California, Colorado

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Revenue per occupied bed (RevPOB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of occupied beds in the portfolio for each month included in the period reported.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current fiscal year.

THIRD QUARTER 2014	20

SAFE HARBOR

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements about the Company’s business that are not historical facts are “forward-looking statements,” which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company’s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions “Risk Factors,” “Forward-Looking Statements” and "Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise except as required by law.

THIRD QUARTER 2014	21